UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2014

U.S. Rare Earths, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-31199	87-0638338
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5600 Tennyson Parkway Suite 240 Plano, Texas 75024		75206
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (972) 294-7116

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Complete Interim Review

In connection with the preliminary preparation of the audited financial statements of U.S. Rare Earths, Inc. (the “Company”) for the fiscal year ended December 31, 2013, management has determined that previously issued unaudited financial statements issued for the quarterly periods ended June 30, 2013 and September 30, 2013 contained errors which are non-cash in nature. We have evaluated the impact of these errors under the SEC’s authoritative guidance on materiality and determined that the impact of those errors, individually and in the aggregate, on prior period financial statements was material. On March 17, 2014, after discussions with our independent public accounting firm and legal counsel, the Audit Committee of the Company’s Board of Directors concluded that we should restate our unaudited interim financial statements for the periods ended June 30, 2013 and September 30, 2013 to reflect the correction of the previously identified errors in the unaudited financial statements for the these periods.

As a result of the material errors described below, investors cannot rely on the Company’s unaudited financial statements for the three-month periods ended June 30, 2013 and September 30, 2013. The Company will file amended and restated financial statements for each of these three month periods as soon as practicable.

The Company is restating the consolidated balance sheet as of June 30, 2013, and the consolidated statement of operations, and cash flows for the three and six months ended June 30, 2013 to reflect the correcting book entries described below.

On March 8, 2013, the Company entered into an Option Purchase Agreement with Lattimore Properties, Inc. (“LPI”) pursuant to which LPI was granted the option to purchase 3,000,000 shares of the Company’s common stock, par value $0.00001 per share (the “Common Stock”), at $1.00 per share, for a purchase price of $75,000. The grant of the option was contingent upon the approval by the District Court of Clark County, Nevada, and the U.S. District Court for Utah of a Settlement Agreement and General Release, a Stock Purchase Agreement and Voting Shareholder Agreement (collectively, the “Settlement Agreement”) between the parties to two legal actions:  U.S Rare Earths, Inc. v. H. Deworth Williams, et. al. (Case No. A-12-668230-B) filed in the Nevada court, and H. Deworth Williams and Edward F. Cowles v. U.S. Rare Earths, Inc. (Case No. 2:12-cv-00905) filed in the Utah court (the “Litigation”). The Settlement Agreement was approved by the courts on June 5, 2013.The Company failed to record the impact of the grant of the option to LPI. During the audit review of the Company’s financial statements for the year ended December 31, 2013, the error was identified. The Company then valued the Option at $1.73 per share using Black Scholes methodology and expensed $5,103,600, net of the $75,000 paid, during the three-month period ended June 30, 2013 as loss on legal settlement.

As a part of the Settlement Agreement, the Company agreed to issue 3,000,000 shares of its Common Stock to Logic International Consulting Group, LLC (“Logic”) as compensation for its consulting services to the Company in connection with the settlement of the Lawsuit. On October 7, 2013, the Company issued the 3,000,000 shares of Common Stock to Logic at a valuation of $1.00 per share. As a part of the audit of the Company’s financial statements for the year ended December 31, 2013, management determined that the issuances of shares for payment of the services should have been recorded at June 5, 2013 rather than October 7, 2013. As a result, the Company valued the 3,000,000 shares at the June 5, 2013 closing price of $1.94 per share for each share of its Common Stock and expensed an additional $2,820,000 for a total liability of $5,820,000 during the three months ended June 30, 2013.

The following tables present the restated items for the applicable dates.

For the Three Months Ended	As Originally	Amount of
June 30, 2013	Presented	Restatement	As Restated

Loss on debt settlement	$(4,225,983)	$3,000,000	$(1,225,983)
Loss on legal settlement	-	(10,923,600)	(10,923,600)
Net loss	(5,504,573)	(7,923,600)	(13,428,173)
Net loss per share	$(0.20)	$(0.28)	$(0.48)

For the Six Months Ended	As Originally	Amount of
June 30, 2013	Presented	Restatement	As Restated

Loss on debt settlement	$(4,225,983)	$3,000,000	$(1,225,983)
Loss on legal settlement	-	(10,923,600)	(10,923,600)
Net loss	(6,303,212)	(7,923,600)	(14,226,812)
Net loss per share	$(0.23)	$(0.28)	$(0.51)

	As Originally	Amount of
As of June 30, 2013	Presented	Restatement	As Restated

Accrued compensation	$3,294,192	$2,820,000	$6,114,192
Additional paid-in capital	50,240,443	5,103,600	55,344,043
Accumulated deficit	(55,100,682)	(7,923,600)	(63,024,282)

The Company is also restating the consolidated balance sheet as of September 30, 2013, and the consolidated statement of operations, and cash flows for the three and nine months ended September 30, 2013, to reflect the correcting non-cash book entries described below.

On August 14, 2013, the Company accepted the resignation of Daniel B. McGroarty, effective July 31, 2013, as President of U.S. Rare Earths, Inc. The parties entered into a Stock Repurchase Option and Severance Agreement whereby they agreed to:  (i) settle all back pay and compensation claims with a payment of $60,000; (ii) buy 100,000 shares of the Company’s Common Stock from Mr. McGroarty on or before September 30, 2013 for $100,000, or $1.00 per share; and (iii) purchase an option for $40,000 to acquire 800,000 shares of the Company’s Common Stock from Mr. McGroarty for $800,000, or $1.00 per share on or before April 30, 2014. The Company paid the $60,000 for settlement of back pay and compensation and $40,000 for the option in September, 2013. On September 30, 2013, the Company bought 100,000 shares of its Common Stock from Mr. McGroarty for $100,000, or $1.00 per share. For the three months ended September 30, 2013, the Company originally recorded the $100,000 purchase of shares of the Company’s Common Stock as a ”loss on stock repurchase.” This error was corrected by reclassifying the transaction from “loss on stock repurchase” to “common stock” and “additional paid in capital.”

On May 21, 2013, the Company issued an unsecured promissory note (the “Note”) to John and Mark Family Limited Partnership, a Texas limited partnership affiliated with John V. Lattimore, Jr., the Company’s Chairman of the Board of Directors (the “Partnership”), pursuant to which the Partnership loaned $100,000 to the Company. Interest on the Note was in the amount of 5% per annum, and the Note matured on June 30, 2013. The Note was replaced on June 30, 2013, by a secured promissory note which was to mature on December 31, 2013 (the “Replacement Note”). The Replacement Note bore interest at the rate of five percent (5%) per annum and was secured by a mortgage of all of the Company’s mineral claims and a security interest in all other assets of the Company.

On August 22, 2013, the Company converted the principal amount of the Replacement Note ($100,000) into 66,667 shares of its Common Stock at a price of $1.50 per share. The fair market value of the Common Stock on August 22, 2013 was $2.35 per share. The Company should have recorded a loss on debt settlement of $56,667, which equals the difference between the fair market value of the shares on the date of conversion and the conversion price. As a result, the Company is restating the conversion transaction to record the difference of $56,667 to “loss on debt settlement”.

The following tables present the restated items for the applicable dates.

For the Three Months Ended	As Originally	Amount of
September 30, 2013	Presented	Restatement	As Restated

Loss on debt settlement	$-	$(56,667)	$(56,667)
Loss on legal settlement	-	-	-
Loss on stock repurchase	(100,000)	100,000	-
Net loss	(361,796)	43,333	(318,463)
Net loss per share	$(0.01)	$-	$(0.01)

For the Nine Months Ended	As Originally	Amount of
September 30, 2013	Presented	Restatement	As Restated

Loss on debt settlement	$(4,225,983)	$2,943,333	$(1,282,650)
Loss on legal settlement	-	(10,923,600)	(10,923,600)
Loss on stock repurchase	(100,000)	100,000	-
Net loss	(6,665,008)	(7,880,267)	(14,545,275)
Net loss per share	$(0.24)	$(0.28)	$(0.52)

	As Originally	Amount of
As of September 30, 2013	Presented	Restatement	As Restated

Accrued compensation	$3,234,144	$2,820,000	$6,054,144
Additional paid-in capital	53,870,429	5,060,266	58,930,695
Accumulated deficit	(55,462,478)	(7,880,267)	(63,342,745)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. Rare Earths, Inc.

Dated: March 20, 2014	By:	/s/ Kevin M. Cassidy
Kevin M. Cassidy,
Chief Executive Officer